Income Taxes	12 Months Ended
Sep. 29, 2012
Income Taxes

Note 5 – Income Taxes

The provision for income taxes for 2012, 2011, and 2010, consisted of the following (in millions):

	2012	2011	2010
Federal:
Current	$7,240	$3,884	$2,150
Deferred	5,018	2,998	1,676

	12,258	6,882	3,826

State:
Current	1,182	762	655
Deferred	(123)	37	(115)

	1,059	799	540

Foreign:
Current	1,203	769	282
Deferred	(490)	(167)	(121)

	713	602	161

Provision for income taxes	$14,030	$8,283	$4,527

The foreign provision for income taxes is based on foreign pretax earnings of $36.8 billion, $24.0 billion and $13.0 billion in 2012, 2011 and 2010, respectively. The Company’s consolidated financial statements provide for any related tax liability on amounts that may be repatriated, aside from undistributed earnings of certain of the Company’s foreign subsidiaries that are intended to be indefinitely reinvested in operations outside the U.S. As of September 29, 2012, U.S. income taxes have not been provided on a cumulative total of $40.4 billion of such earnings. The amount of unrecognized deferred tax liability related to these temporary differences is estimated to be approximately $13.8 billion.

As of September 29, 2012 and September 24, 2011, $82.6 billion and $54.3 billion, respectively, of the Company’s cash, cash equivalents and marketable securities were held by foreign subsidiaries and are generally based in U.S. dollar-denominated holdings. Amounts held by foreign subsidiaries are generally subject to U.S. income taxation on repatriation to the U.S.

A reconciliation of the provision for income taxes, with the amount computed by applying the statutory federal income tax rate (35% in 2012, 2011 and 2010) to income before provision for income taxes for 2012, 2011, and 2010, is as follows (in millions):

	2012	2011	2010
Computed expected tax	$19,517	$11,973	$6,489
State taxes, net of federal effect	677	552	351
Indefinitely invested earnings of foreign subsidiaries	(5,895)	(3,898)	(2,125)
Research and development credit, net	(103)	(167)	(23)
Domestic production activities deduction	(328)	(168)	(48)
Other	162	(9)	(117)

Provision for income taxes	$14,030	$8,283	$4,527

Effective tax rate	25.2%	24.2%	24.4%

The Company’s income taxes payable have been reduced by the tax benefits from employee stock plan awards. For stock options, the Company receives an income tax benefit calculated as the tax effect of the difference between the fair market value of the stock issued at the time of the exercise and the exercise price. For RSUs, the Company receives an income tax benefit upon the award’s vesting equal to the tax effect of the underlying stock’s fair market value. The Company had net excess tax benefits from equity awards of $1.4 billion, $1.1 billion and $742 million in 2012, 2011 and 2010, respectively, which were reflected as increases to common stock.

As of September 29, 2012 and September 24, 2011, the significant components of the Company’s deferred tax assets and liabilities were (in millions):

	2012	2011
Deferred tax assets:
Accrued liabilities and other reserves	$2,101	$1,610
Basis of capital assets and investments	447	390
Share-based compensation	395	355
Other	1,094	795

Total deferred tax assets	4,037	3,150
Less valuation allowance	0	0

Deferred tax assets, net of valuation allowance	4,037	3,150

Deferred tax liabilities:
Unremitted earnings of foreign subsidiaries	14,712	8,896
Other	193	272

Total deferred tax liabilities	14,905	9,168

Net deferred tax liabilities	$(10,868)	$(6,018)

Deferred tax assets and liabilities reflect the effects of tax losses, credits, and the future income tax effects of temporary differences between the consolidated financial statement carrying amounts of existing assets and liabilities and their respective tax bases and are measured using enacted tax rates that apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.

Uncertain Tax Positions

Tax positions are evaluated in a two-step process. The Company first determines whether it is more likely than not that a tax position will be sustained upon examination. If a tax position meets the more-likely-than-not recognition threshold it is then measured to determine the amount of benefit to recognize in the financial statements. The tax position is measured as the largest amount of benefit that is greater than 50% likely of being realized upon ultimate settlement. The Company classifies gross interest and penalties and unrecognized tax benefits that are not expected to result in payment or receipt of cash within one year as non-current liabilities in the Consolidated Balance Sheets.

As of September 29, 2012, the total amount of gross unrecognized tax benefits was $2.1 billion, of which $889 million, if recognized, would affect the Company’s effective tax rate. As of September 24, 2011, the total amount of gross unrecognized tax benefits was $1.4 billion, of which $563 million, if recognized, would affect the Company’s effective tax rate.

The aggregate changes in the balance of gross unrecognized tax benefits, which excludes interest and penalties, for 2012, 2011, and 2010, is as follows (in millions):

	2012	2011	2010
Beginning Balance	$1,375	$943	$971
Increases related to tax positions taken during a prior year	340	49	61
Decreases related to tax positions taken during a prior year	(107)	(39)	(224)
Increases related to tax positions taken during the current year	467	425	240
Decreases related to settlements with taxing authorities	(3)	0	(102)
Decreases related to expiration of statute of limitations	(10)	(3)	(3)

Ending Balance	$2,062	$1,375	$943

The Company includes interest and penalties related to unrecognized tax benefits within the provision for income taxes. As of September 29, 2012 and September 24, 2011, the total amount of gross interest and penalties accrued was $401 million and $261 million, respectively, which is classified as non-current liabilities in the Consolidated Balance Sheets. In connection with tax matters, the Company recognized interest expense in 2012 and 2011 of $140 million and $14 million, respectively, and in 2010 the Company recognized an interest benefit of $43 million.

The Company is subject to taxation and files income tax returns in the U.S. federal jurisdiction and in many state and foreign jurisdictions. For U.S. federal income tax purposes, all years prior to 2004 are closed. The Internal Revenue Service (the “IRS”) has completed its field audit of the Company’s federal income tax returns for the years 2004 through 2006 and proposed certain adjustments. The Company has contested certain of these adjustments through the IRS Appeals Office. The IRS is currently examining the years 2007 through 2009. In addition, the Company is also subject to audits by state, local and foreign tax authorities. In major states and major foreign jurisdictions, the years subsequent to 1989 and 2002, respectively, generally remain open and could be subject to examination by the taxing authorities.

Management believes that an adequate provision has been made for any adjustments that may result from tax examinations. However, the outcome of tax audits cannot be predicted with certainty. If any issues addressed in the Company’s tax audits are resolved in a manner not consistent with management’s expectations, the Company could be required to adjust its provision for income tax in the period such resolution occurs. Although timing of the resolution and/or closure of audits is not certain, the Company believes it is reasonably possible that tax audit resolutions could reduce its unrecognized tax benefits by between $120 million and $170 million in the next 12 months.